SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 3, 2002



                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


           Delaware                333-68812             13-6357101
 ----------------------------      ---------             ----------
 (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)           File No.)         Identification No.)



                                85 Broad Street
                              New York, NY 10004
              (Address of Principal Executive Offices) (Zip Code)



                                (212) 902-1000
              Registrant's telephone number, including area code



                                Not Applicable
         (Former name or former address, if changed since last report)



Item 5.           Other Events

                  The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of two term sheets prepared by the Registrant for a proposed offering of approximately $1,114,586,000 of Mortgage Pass-Through Certificates, Series 2002-2 pursuant to the Registration Statement. This transaction is expected to close on April 25, 2002. The first term sheet ("Term Sheet 1"), dated April 2, 2002, was first distributed to investors on April 3, 2002. Term Sheet 1 is filed as Exhibit 99.1. The second term sheet ("Term Sheet 2"), dated April 3, 2002, was first distributed to investors on April 4, 2002. Term Sheet 2 is filed as Exhibit 99.2.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Regis trant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/  Jay F. Strauss
                                               ---------------------------
                                               Name:   Jay F. Strauss
                                               Title:  Secretary

Dated: April 5, 2002





                                 EXHIBIT INDEX

Exhibit No.                           Description

    99.1 Term Sheet, dated April 2, 2002, which was first distributed to investors on April 3, 2002, as prepared by the Registrant for a proposed offering of approximately $1,114,586,000 of Mortgage Pass-Through Certificates, Series 2002-2 pursuant to the Registration Statement.


    99.2 Term Sheet, dated April 3, 2002, which was first distributed to investors on April 4, 2002, as prepared by the Registrant for a proposed offering of approximately $1,114,586,000 of Mortgage Pass-Through Certificates, Series 2002-2 pursuant to the Registration Statement.